UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

Cypress Communications Holding Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30401	36-4166222
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 869-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

     On June 7, 2005, retroactive to January 1, 2005, the Compensation Committee of Cypress Communications Holding Co., Inc. established the following 2005 fiscal year base salaries for the following named executive officers: Mr. Gregory P. McGraw, President and Chief Executive Officer, $268,750; Mr. Salvatore W. Collura, Executive Vice President and Chief Operating Officer, $233,200; Mr. Neal Miller, Executive Vice President and Chief Financial Officer, $215,000; Mr. Michael A. Floyd, Senior Vice President, Chief Marketing Officer, $192,600; Mr. Thomas J. Francis, Senior Vice President, Senior Vice President, Network Operations, $157,500.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Communications Holding Co., Inc. (Registrant)
By:	/s/ Neal L. Miller
Neal L. Miller
Chief Financial Officer

Date: June 10, 2005